SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 29, 1999



                         THE BEAR STEARNS COMPANIES INC.
              Exact name of registrant as specified in its charter




     DELAWARE                    File No. 1-8989         13-3286161
   (State or other              (Commission File        (IRS Employer
    jurisdiction of              Number)                 Identification
    incorporation)                                       Number)


                    245 Park Avenue, New York, New York 10167
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000




                                 Not Applicable
          (former name or former address, if changed since last report)

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Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc.'s (the "Company") Press Release, dated October 29, 1999, announcing its declaration of quarterly cash dividends and a 5% stock dividend on its outstanding shares of common stock.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99) Press Release, dated October 29, 1999.

                                    Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               THE BEAR STEARNS COMPANIES INC.



                                        By:    /s/Marshall J Levinson
                                               Marshall J Levinson
                                               Controller
                                              (Principal Accounting Officer)

Dated:   November 3, 1999

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                       Press Release, dated October 29, 1999